UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

American International Group, Inc. (the “Company”) is furnishing the Conference Call Presentation, attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Conference Call Presentation”), which the Company will use on its earnings conference call scheduled for 8:00 a.m. ET on February 14, 2014. The Conference Call Presentation will also be available on the Company’s website at www.aig.com.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Conference Call Presentation dated February 14, 2014 (furnished and not filed for purposes of Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: February 13, 2014	By:	/s/ James J. Killerlane III
	Name: Title:	James J. Killerlane III Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference Call Presentation dated February 14, 2014 (furnished and not filed for purposes of Item 7.01).